ITEM 77I - TERMS OF NEW OR AMENDED SECURITIES



MTB GROUP OF FUNDS
MULTIPLE CLASS PLAN


	This Multiple Class Plan ("Plan") is adopted by the MTB Group of Funds (the "Trust"), a Delaware statutory trust, with respect to the classes of shares ("Classes") of its various portfolios (the "Funds")
set forth in exhibits hereto (the "Class Exhibits").  The adoption of this Plan is indicated by the execution of one or more of the Class
Exhibits.
1.	Purpose
	This Plan is adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended (the "Rule"), in connection with the issuance by the Trust of more than one class of shares of any or all of the Funds in reliance on the Rule.
2.	Separate Arrangements / Class Differences
	The arrangements for shareholders services or the distribution of securities, or both, for each Class shall be as set forth in the applicable Class Exhibit hereto.
3.	Expense Allocations
	Each Class shall be allocated those expenses actually incurred in a different amount by that Class and which are described in the applicable Class Exhibit hereto ("Class Expenses").  Class Expenses may include distribution expenses; shareholder services expenses;
transfer agent fees; printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses, and proxies to current shareholders; blue sky registration fees; SEC registration fees; the expense of administrative personnel and services as required to support the shareholders of a specific class; litigation or other legal expenses relating solely to one Class; or Trustees' fees incurred as a result of issues relating to one Class of shares.
4.	Conversion Features
	The conversion features for shares of each Class shall be as set forth in the applicable Class Exhibit hereto.
5.	Exchange Features
	The exchange features for shares of each Class shall be as set forth in the applicable Class Exhibit hereto.
6.	Effectiveness
	This Plan shall become effective with respect to each Class upon execution of an exhibit adopting this Plan with respect to such Class.
7.	Amendment
	Any material amendment of this Plan or any Class Exhibit hereto by the Trust is subject to the approval of a majority of the Trustees of the Trust, and a majority of the Trustees of the Trust who are not interested persons of the Trust, pursuant to the Rule.
8.	Limitations of Liability of Trustees and Shareholders of the
Trust.
	The execution and delivery of this Plan have been authorized by the Trustees of the Trust and signed by an authorized officer of the Trust, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, and the obligations of this Plan are not binding upon any of the Trustees or shareholders of the Trust, but bind only the appropriate property of the Fund, or Class, as provided in the Charter Documents.


EXHIBIT A
to the
Multiple Class Plan
MTB GROUP OF FUNDS
Class A Shares
MTB Money Market Fund
MTB New York Tax-Free Money Market Fund
MTB Treasury Money Market Fund



	This Exhibit to the Multiple Class Plan (the "Plan") is hereby adopted by the above-listed portfolios of the Trust ("Funds") on whose behalf it is executed as of the date stated below, pursuant to Sections 2, 3, 4, and 5 of the Plan with regard to the Class A Shares of the Funds.

1.  Separate Arrangements

	Distribution Arrangements
	Class A Shares are designed for individuals as a convenient means of accumulating an interest in a professionally managed, diversified portfolio of short-term money market securities.

	Channel/Target Customers
	Class A Shares are designed for sale to retail customers.

	Sales Load
	None

	Fees for Distribution and/or Recordkeeping and Administrative
Services
	None.

	Services Offered to Shareholders
	Include, but are not limited to, distributing prospectuses and other information, providing shareholder assistance and communicating or facilitating purchases and redemptions of shares.

	Shareholder Services Fees
	Maximum shareholder service fee: 0.25 of 1% of the average daily net asset value of the Class A Shares. All or any portion of this fee may be waived by the shareholder servicing agent from time to time.

	Minimum Investments
	The minimum initial investment in Class A Shares is $500 unless the investment is in a retirement plan, in which case the minimum initial investment is $250. Subsequent investments must be in amounts of at least $25, including retirement plans.

	Voting Rights
	Each Class A Share gives the shareholder one vote in Director elections and other matters submitted to shareholders for the entire Trust for vote. All shares of each portfolio or class in the Funds have equal voting rights, except that only shares of a particular portfolio or class are entitled to vote in matters affecting that portfolio or class.

2.	Expense Allocation

	Distribution Fees
	No Distribution Fees are allocated to Class A Shares.

	Shareholder Service Fees
	Shareholder Service Fees are allocated equally among the Class A Shares of each Fund.

3.	Conversion Features

	Class A Shares are not convertible into shares of any other class.

4.	Exchange Features

	Class A Shares of any portfolio may be exchanged for Shares of other Funds of the Trust or certain other Funds distributed by Edgewood Services, Inc. pursuant to the conditions described in the appropriate prospectus.


			IN WITNESS WHEREOF, this Class Exhibit has been executed on
behalf of the above-listed portfolios of the Trust by their duly-
authorized officer(s) as of the date(s) set forth below.


MTB GROUP OF FUNDS


By:  /s/ Beth S. Broderick
Name:  Beth S. Broderick
Title:  Vice President
Date:  March 24, 2003



EXHIBIT B
to the
Multiple Class Plan
MTB GROUP OF FUNDS
Class A Shares
MTB Pennsylvania Tax-Free Money Market Fund
MTB Tax-Free Money Market Fund
MTB U.S. Government Money Market Fund



	This Exhibit to the Multiple Class Plan (the "Plan") is hereby adopted by the above-listed portfolios of the Trust ("Funds") on whose behalf it is executed as of the date stated below, pursuant to Sections 2, 3, 4, and 5 of the Plan with regard to the Class A Shares of the Funds.

1.  Separate Arrangements

	Distribution Arrangements
	Class A Shares are designed for individuals as a convenient means of accumulating an interest in a professionally managed, diversified portfolio of short-term money market securities.

	Channel/Target Customers
	Class A Shares are designed for sale to retail customers.

	Sales Load
	None

	Fees for Distribution and/or Recordkeeping and Administrative
Services
	Maximum Rule 12b-1 distribution fee: 0.25% of 1% of daily net asset value of the Class A Shares. All or any portion of this fee may be waived by the Distributor from time to time.

	Services Offered to Shareholders
	Include, but are not limited to, distributing prospectuses and other information, providing shareholder assistance and communicating or facilitating purchases and redemptions of shares.

	Shareholder Services Fees
	Maximum shareholder service fee: 0.25 of 1% of the average daily net asset value of the Class A Shares. All or any portion of this fee may be waived by the shareholder servicing agent from time to time.

	Minimum Investments
	The minimum initial investment in Class A Shares is $500 unless the investment is in a retirement plan, in which case the minimum initial investment is $250. Subsequent investments must be in amounts of at least $25, including retirement plans.

	Voting Rights
	Each Class A Share gives the shareholder one vote in Director elections and other matters submitted to shareholders for the entire Trust for vote. All shares of each portfolio or class in the Funds have equal voting rights, except that only shares of a particular portfolio or class are entitled to vote in matters affecting that portfolio or class.



2.	Expense Allocation

	Distribution Fees
	Distribution Fees are allocated among Class A Shares of each Fund.

	Shareholder Service Fees
	Shareholder Service Fees are allocated equally among the Class A Shares of each Fund.

3.	Conversion Features

	Class A Shares are not convertible into shares of any other class.

4.	Exchange Features

	Class A Shares of any portfolio may be exchanged for Shares of other Funds of the Trust or certain other Funds distributed by Edgewood Services, Inc. pursuant to the conditions described in the appropriate prospectus.


			IN WITNESS WHEREOF, this Class Exhibit has been executed on
behalf of the above-listed portfolios of the Trust by their duly-
authorized officer(s) as of the date(s) set forth below.


MTB GROUP OF FUNDS


By:  /s/ Beth S. Broderick
Name:  Beth S. Broderick
Title:  Vice President
Date:  March 24, 2003



EXHIBIT C
to the
Multiple Class Plan
MTB GROUP OF FUNDS
Class A Shares

Fund
Effective Date of Plan
MTB Large Cap Value Fund
November 1, 2000
MTB Large Cap Growth Fund
November 1, 2000
MTB Mid Cap Stock Fund
November 1, 2000
MTB Small Cap Stock Fund
November 1, 2000
MTB International Equity Fund
November 1, 2000
MTB Managed Allocation Fund - Aggressive
Growth
March 1, 2000
MTB Managed Allocation Fund - Conservative
Growth
March 1, 2000
MTB Managed Allocation Fund - Moderate
Growth
March 1, 2000
MTB Balanced Fund
March 24, 2003
MTB Equity Income Fund
March 24, 2003
MTB Equity Index Fund
March 24, 2003
MTB Income Fund
March 24, 2003
MTB Intermediate Term Bond Fund
March 24, 2003
MTB International Equity Fund
March 24, 2003
MTB Large Cap Value Fund
March 24, 2003
MTB Large Cap Growth Fund
March 24, 2003
MTB Large Cap Stock Fund
March 24, 2003
MTB Managed Allocation Fund - Aggressive
Growth
March 24, 2003
MTB Managed Allocation Fund - Conservative
Growth
March 24, 2003
MTB Managed Allocation Fund - Moderate
Growth
March 24, 2003
MTB Maryland Municipal Bond Fund
March 24, 2003
MTB Mid Cap Stock Fund
March 24, 2003
MTB Mid Cap Growth Fund
March 24, 2003
MTB Multi Cap Growth Fund
March 24, 2003
MTB New York Municipal Bond Fund
March 24, 2003
MTB Pennsylvania Municipal Bond Fund
March 24, 2003
MTB Short Duration Government Bond Fund
March 24, 2003
MTB Short Term Corporate Bond Fund
March 24, 2003
MTB Small Cap Stock Fund
March 24, 2003
MTB Small Cap Growth Fund
March 24, 2003
MTB U.S. Government Bond Fund
March 24, 2003

	This Exhibit to the Multiple Class Plan (the "Plan") is hereby adopted by the above-listed portfolios of the Trust ("Funds") on whose behalf it is executed as of the date stated above, pursuant to Sections 2, 3, 4, and 5 of the Plan with regard to the Class A Shares of the Funds.

1.  Separate Arrangements

	Distribution Arrangements
	Class A Shares are designed for individuals as a convenient means of accumulating an interest in a professionally managed, diversified portfolio of short-term money market securities.

	Channel/Target Customers
	Class A Shares are designed for sale to retail customers.

	Sales Load
	Class A Shares are sold with a front-end sales load as described in the prospectus. In addition, Class A Shares of such Funds purchased in amounts of $1 million or more which are redeemed at any time within the 12-month period beginning on the first day of the calendar month following the month in which such Shares were purchased, will be subject to a 1.00% contingent deferred sales charge.

	Fees for Distribution and/or Recordkeeping and Administrative
Services
	Maximum Rule 12b-1 distribution fee: 0.25 of 1% of the average daily net assets of each Fund's Class A Shares. All or any portion of this fee may be waived by the Distributor from time to time.

	Services Offered to Shareholders
	Include, but are not limited to, distributing prospectuses and other information, providing shareholder assistance and communicating or facilitating purchases and redemptions of shares.

	Shareholder Services Fees
	Maximum shareholder service fee: 0.25 of 1% of the average daily net asset value of each Fund's Class A Shares. All or any portion of this fee may be waived by the shareholder servicing agent from time to time.

	Minimum Investments
	The minimum initial investment in Class A Shares is $500 unless the investment is in a retirement plan, in which case the minimum initial investment is $250. Subsequent investments must be in amounts of at least $25, including retirement plans.

	Voting Rights
	Each Class A Share gives the shareholder one vote in Trustee elections and other matters submitted to shareholders of the entire Trust for vote. All shares of each portfolio or class in the Funds have equal voting rights, except that only shares of a particular portfolio or class are entitled to vote in matters affecting that portfolio or class.

2.	Expense Allocation

	Distribution Fees
	Distribution Fees are allocated equally among Class A Shares of each Fund.

	Shareholder Service Fees
	Shareholder Service Fees are allocated equally among Class A Shares of each Fund.

3.	Conversion Features

	Class A Shares are not convertible into shares of any other class.

4.	Exchange Features

	Class A Shares of any portfolio may be exchanged for Class A Shares of other Funds of the Trust or certain other Funds distributed by Edgewood Services, Inc. pursuant to the conditions described in the appropriate prospectus.



			IN WITNESS WHEREOF, this Class Exhibit has been executed on
behalf of the above-listed portfolios of the Trust by their duly-
authorized officer(s) as of the date(s) set forth below.

MTB GROUP OF FUNDS


By:  /s/ Beth S. Broderick
Name:  Beth S. Broderick
Title:  Vice President
Date:  March 24, 2003


EXHIBIT D
to the
Multiple Class Plan
MTB GROUP OF FUNDS
Class S Shares
MTB Money Market Fund
MTB Treasury Money Market Fund



	This Exhibit to the Multiple Class Plan (the "Plan") is hereby adopted by the above-listed portfolios of the Trust ("Funds") on whose behalf it is executed as of the date stated below, pursuant to Sections 2, 3, 4, and 5 of the Plan with regard to the Class S Shares of the Funds.

1.  Separate Arrangements

	Distribution Arrangements
	Class S Shares are designed for institutions as a convenient means of accumulating an interest in a professionally managed, diversified portfolio of short-term money market securities.

	Channel/Target Customers
	Class S Shares are designed for sale to customers who purchase shares through cash management services, such as a sweep account, or through a bank or other financial service providers.

	Sales Load
	None

	Fees for Distribution and/or Recordkeeping and Administrative
Services
	Maximum Rule 12b-1 distribution fee: 0.25 of 1% of the average daily net asset value of the Class S Shares

	Services Offered to Shareholders
	Include, but are not limited to, distributing prospectuses and other information, providing shareholder assistance and communicating or facilitating purchases and redemptions of shares.

	Shareholder Services Fees
	Maximum shareholder service fee: 0.25 of 1% of the average daily net asset value of the Class S Shares. All or any portion of this fee may be waived by the shareholder servicing agent from time to time.

	Minimum Investments
	The minimum initial investment in Class S Shares is $500.00. Subsequent investments must be in amounts of at least $250.00. The minimum initial and subsequent investment for retirement plans is only $25.00. Minimum investments may be waived from time to time.

	Voting Rights
	Each Class S Share gives the shareholder one vote in Director elections and other matters submitted to shareholders for the entire Trust for vote. All shares of each portfolio or class in the Funds have equal voting rights, except that only shares of a particular portfolio or class are entitled to vote in matters affecting that portfolio or class.



2.	Expense Allocation

	Distribution Fees
	Distribution Fees are allocated equally among the Class S Shares of each Fund.

	Shareholder Service Fees
	Shareholder Services Fees are allocated equally among Class S Shares of each Fund.

3.	Conversion Features

	Class S Shares are not convertible into shares of any other class.

4.	Exchange Features

	Class S Shares of any Fund may be exchanged for Shares of other Funds of the Trust pursuant to the conditions described in the appropriate prospectus.


			IN WITNESS WHEREOF, this Class Exhibit has been executed on
behalf of the above-listed portfolios of the Trust by their duly-
authorized officer(s) as of the date(s) set forth below.


MTB GROUP OF FUNDS


By:  /s/ Beth S. Broderick
Name:  Beth S. Broderick
Title:  Vice President
Date:  March 24, 2003


EXHIBIT E
to the
Multiple Class Plan
MTB GROUP OF FUNDS
Class B Shares

Fund
Effective Date of Plan
MTB Mid Cap Stock Fund
November 1, 2000
MTB Large Cap Growth Fund
November 1, 2000
MTB Large Cap Value Fund
November 1, 2000
MTB Small Cap Stock Fund
November 1, 2000
MTB International Equity Fund
November 1, 2000
MTB Managed Allocation Fund - Aggressive
Growth
March 1, 2000
MTB Managed Allocation Fund -
Conservative Growth
March 1, 2000
MTB Managed Allocation Fund - Moderate
Growth
March 1, 2000
MTB Balanced Fund
March 24, 2003
MTB Equity Income Fund
March 24, 2003
MTB Equity Index Fund
March 24, 2003
MTB Income Fund
March 24, 2003
MTB Intermediate Term Bond Fund
March 24, 2003
MTB International Equity Fund
March 24, 2003
MTB Mid Cap Stock Fund
March 24, 2003
MTB Large Cap Growth Fund
March 24, 2003
MTB Large Cap Stock Fund
March 24, 2003
MTB Large Cap Value Fund
March 24, 2003
MTB Managed Allocation Fund - Aggressive
Growth
March 24, 2003
MTB Managed Allocation Fund -
Conservative Growth
March 24, 2003
MTB Managed Allocation Fund - Moderate
Growth
March 24, 2003
MTB Maryland Municipal Bond Fund
March 24, 2003
MTB Mid Cap Growth Fund
March 24, 2003
MTB Money Market Fund
March 24, 2003
MTB Multi Cap Growth Fund
March 24, 2003
MTB New York Municipal Bond Fund
March 24, 2003
MTB Pennsylvania Municipal Bond Fund
March 24, 2003
MTB Short Duration Government Bond Fund
March 24, 2003
MTB Short Term Corporate Bond Fund
March 24, 2003
MTB Small Cap Growth Fund
March 24, 2003
MTB Small Cap Stock Fund
March 24, 2003
MTB U.S. Government Bond Fund
March 24, 2003



	This Exhibit to the Multiple Class Plan (the "Plan") is hereby adopted by the above-listed portfolios of the Trust ("Funds") on whose behalf it is executed as of the date stated above, pursuant to Sections 2, 3, 4, and 5 of the Plan with regard to the Class B Shares of the Funds.

1.  Separate Arrangements

	Distribution Arrangements
	Class B Shares are designed for individuals as a convenient means of accumulating an interest in a professionally managed, diversified portfolio of securities, and who do not want to pay a front-end sales charge.

	Channel/Target Customers
	Class B Shares are designed for sale primarily to retail customers.

	Sales Load
	Class B Shares of the Funds are sold without a maximum front-end sales load.

	Contingent Deferred Sales Charge
	Class B Shares are subject to a CDSC as described in the Fund's prospectus (maximum of 5.00% in the first year).

	Fees for Distribution and/or Recordkeeping and Administrative
Services
	Maximum Rule 12b-1 distribution fee: 0.75 of 1% of the average daily net assets of each Fund's Class B Shares. All or any portion of this fee may be waived by the Distributor from time to time.

	Services Offered to Shareholders
	Include, but are not limited to, distributing prospectuses and other information, providing shareholder assistance and communicating or facilitating purchases and redemptions of shares.

	Shareholder Services Fees
	Maximum shareholder service fee: 0.25 of 1% of the average daily net asset value of each Fund's Class B Shares. All or any portion of this fee may be waived by the shareholder servicing agent from time to time.

	Minimum Investments
	The minimum initial investment in Class B Shares is $500 unless the investment is in a retirement plan, in which case the minimum initial investment is $250.00. Subsequent investments must be in amounts of at least $25, including retirement plans.

	Voting Rights
	Each Class B Share gives the shareholder one vote in Trustee elections and other matters submitted to shareholders of the entire Trust for vote. All shares of each portfolio or class in the Funds have equal voting rights, except that only shares of a particular portfolio or class are entitled to vote in matters affecting that portfolio or class.

2.	Expense Allocation

	Distribution Fees
	Distribution Fees are allocated equally among Class B Shares of each Fund.

	Shareholder Service Fees
	Shareholder Service Fees are allocated equally among Class B Shares of each Fund.

3.	Conversion Features

	Class B Shares automatically convert to Class A Shares eight years after purchase.

4.	Exchange Features

	Class B Shares of any portfolio may be exchanged for Class B Shares of other Funds of the Trust pursuant to the conditions described in the appropriate prospectus.



	IN WITNESS WHEREOF, this Class Exhibit has been executed on behalf of the above-listed portfolios of the Trust by their duly-authorized officer(s) as of the date(s) set forth below.

MTB GROUP OF FUNDS


By:  /s/ Beth S. Broderick
Name:  Beth S. Broderick
Title:  Vice President
Date:  March 24, 2003


EXHIBIT F
to the
Multiple Class Plan
MTB GROUP OF FUNDS
Class C Shares
MTB Small Cap Growth Fund



	This Exhibit to the Multiple Class Plan (the "Plan") is hereby adopted by the above-listed portfolios of the Trust ("Funds") on whose behalf it is executed as of the date stated below, pursuant to Sections 2, 3, 4, and 5 of the Plan with regard to the Class C Shares of the Funds.

1.  Separate Arrangements

	Distribution Arrangements
	Class C Shares are designed for individuals as a convenient means of accumulating an interest in a professionally managed, diversified portfolio of securities, and who do not want to pay a front-end sales charge.

	Channel/Target Customers
	Class C Shares are designed for sale to retail customers.

	Sales Load
	None

	Contingent Deferred Sales Charge
	Class C Shares are subject to a contingent deferred sales charge as described in the Fund's prospectus (1% on Shares held up to 1 year).

	Fees for Distribution and/or Recordkeeping and Administrative
Services
	Maximum Rule 12b-1 fee: 0.75% of 1% of the average daily net assets of each Fund's Class C Shares. All or any portion of this may be waived by the Distributor from time to time.

	Services Offered to Shareholders
	Include, but are not limited to, distributing prospectuses and other information, providing shareholder assistance and communicating or facilitating purchases and redemptions of shares.

	Shareholder Services Fees
	Maximum shareholder service fee: 0.25 of 1% of the average daily net asset value of the Class C Shares. All or any portion of this fee may be waived by the shareholder servicing agent from time to time.

	Minimum Investments
	The minimum initial investment in Class C Shares is $500 unless the investment is in a retirement plan, in which case the minimum initial investment is $250. Subsequent investments must be in amounts of at least $25, including retirement plans.

	Voting Rights
	Each Class C Share gives the shareholder one vote in Director elections and other matters submitted to shareholders for the entire Trust for vote. All shares of each portfolio or class in the Funds have equal voting rights, except that only shares of a particular portfolio or class are entitled to vote in matters affecting that portfolio or class.



2.	Expense Allocation

	Distribution Fees
	Distribution Fees are allocated equally among Class C Shares of each Fund.

	Shareholder Service Fees
	Shareholder Service Fees are allocated equally among the Class C Shares of each Fund.

3.	Conversion Features

	Class C Shares are not convertible into shares of any other class.

4.	Exchange Features

	Class C Shares of any portfolio may be exchanged for Shares of other Funds of the Trust or certain other Funds distributed by Edgewood Services, Inc. pursuant to the conditions described in the appropriate prospectus.


			IN WITNESS WHEREOF, this Class Exhibit has been executed on
behalf of the above-listed portfolios of the Trust by their duly-
authorized officer(s) as of the date(s) set forth below.


MTB GROUP OF FUNDS


By:  /s/ Beth S. Broderick
Name:  Beth S. Broderick
Title:  Vice President
Date:  March 24, 2003



EXHIBIT G
to the
Multiple Class Plan
MTB GROUP OF FUNDS
Institutional I Shares
MTB Balanced Fund
MTB Equity Income Fund
MTB Equity Index Fund
MTB Income Fund
MTB Intermediate Term Bond Fund
MTB International Equity Fund
MTB Large Cap Growth Fund
MTB Large Cap Stock Fund
MTB Large Cap Value Fund
MTB Maryland Municipal Bond Fund
MTB Mid Cap Growth Fund
MTB Mid Cap Stock Fund
MTB Money Market Fund
MTB Multi Cap Growth Fund
MTB New York Municipal Bond Fund
MTB New York Tax Free Money Market Fund
MTB Pennsylvania Municipal Bond Fund
MTB Pennsylvania Tax Free Money Market Fund
MTB Short Duration Government Bond Fund
MTB Short Term Corporate Bond Fund
MTB Small Cap Growth Fund
MTB Small Cap Stock Fund
MTB Social Balanced Fund
MTB Tax Free Money Market Fund
MTB U.S. Government Bond Fund
MTB U.S. Government Money Market Fund
MTB U.S. Treasury Money Market Fund


	This Exhibit to the Multiple Class Plan (the "Plan") is hereby adopted by the above-listed portfolios of the Trust ("Funds") on whose behalf it is executed as of the date stated below, pursuant to Sections 2, 3, 4, and 5 of the Plan with regard to the Institutional I Shares of the Funds.

1.  Separate Arrangements

	Distribution Arrangements
	Institutional I Shares are designed for institutions as a convenient means of accumulating an interest in a professionally managed, diversified portfolio of securities.

	Channel/Target Customers
	Institutional I Shares are designed for sale to financial institutions.

	Sales Load
	None

	Fees for Distribution and/or Recordkeeping and Administrative
Services
	None.



	Services Offered to Shareholders
	Include, but are not limited to, distributing prospectuses and other information, providing shareholder assistance and communicating or facilitating purchases and redemptions of shares.

	Shareholder Services Fees
	Maximum shareholder service fee: 0.25 of 1% of the average daily net asset value of the Institutional I Shares. All or any portion of this fee may be waived by the shareholder servicing agent from time to time.

	Minimum Investments
	The minimum initial investment in Institutional I Shares is $100,000.

	Voting Rights
	Each Institutional I Share gives the shareholder one vote in Director elections and other matters submitted to shareholders for the entire Trust for vote. All shares of each portfolio or class in the Funds have equal voting rights, except that only shares of a particular portfolio or class are entitled to vote in matters affecting that portfolio or class.

2.	Expense Allocation

	Distribution Fees
	No Distribution Fees are allocated to Institutional I Shares.

	Shareholder Service Fees
	Shareholder Service Fees are allocated equally among the Institutional I Shares of each Fund.

3.	Conversion Features

	Institutional I Shares are not convertible into shares of any other class.

4.	Exchange Features

	Institutional I Shares of any portfolio may be exchanged for Shares of other Funds of the Trust or certain other Funds distributed by Edgewood Services, Inc. pursuant to the conditions described in the appropriate prospectus.


			IN WITNESS WHEREOF, this Class Exhibit has been executed on
behalf of the above-listed portfolios of the Trust by their duly-
authorized officer(s) as of the date(s) set forth below.


MTB GROUP OF FUNDS


By:  /s/ Beth S. Broderick
Name:  Beth S. Broderick
Title:  Vice President
Date:  March 24, 2003



EXHIBIT I
to the
Multiple Class Plan
MTB GROUP OF FUNDS
Institutional Shares
MTB Money Market Fund



	This Exhibit to the Multiple Class Plan (the "Plan") is hereby adopted by the above-listed portfolios of the Trust ("Funds") on whose behalf it is executed as of the date stated above, pursuant to Sections 2, 3, 4, and 5 of the Plan with regard to the Institutional Shares of the Funds.

1.  Separate Arrangements

	Distribution Arrangements
	Institutional Shares are designed for institutions as a convenient means of accumulating an interest in a professionally managed, diversified portfolio of short-term money market securities.

	Channel/Target Customers
	Institutional Shares are designed for sale to financial institutions.

	Sales Load
	None

	Fees for Distribution and/or Recordkeeping and Administrative
Services
	None

	Services Offered to Shareholders
	Include, but are not limited to, distributing prospectuses and other information, providing shareholder assistance and communicating or facilitating purchases and redemptions of shares.

	Shareholder Services Fees
	Maximum shareholder service fee: 0.25 of 1% of the average daily net asset value of each Fund's Institutional Shares. All or any portion of this fee may be waived by the shareholder servicing agent from time to time.

	Minimum Investments
	The minimum initial investment in Institutional Shares is $100,000. Subsequent investments must be in amounts of at least $1,000.

	Voting Rights
	Each Institutional Share gives the shareholder one vote in Trustee elections and other matters submitted to shareholders of the entire
Trust for vote. All shares of each portfolio or class in the Funds have equal voting rights, except that only shares of a particular portfolio or class are entitled to vote in matters affecting that portfolio or class.

2.	Expense Allocation

	Fees for Distribution and/or Recordkeeping and Administrative
Services
	Distribution Fees are allocated to Institutional Shares.

	Shareholder Service Fees
	Shareholder Service Fees are allocated equally among Institutional Shares of each Fund.

3.	Conversion Features

	Institutional Shares are not convertible into shares of any other class.

4.	Exchange Features

	Institutional Shares of any portfolio may be exchanged for Shares of other Funds of the Trust or certain other Funds distributed by Edgewood Services, Inc. pursuant to the conditions described in the appropriate prospectus.

	IN WITNESS WHEREOF, this Class Exhibit has been executed on behalf of the above-listed portfolios of the Trust by their duly-authorized officer(s) as of the date(s) set forth below.

MTB GROUP OF FUNDS


By:  /s/ Beth S. Broderick
Name:  Beth S. Broderick
Title:  Vice President
Date:  March 24, 2003


EXHIBIT H
to the
Multiple Class Plan
MTB GROUP OF FUNDS
Institutional II Shares
MTB Money Market Fund
MTB Pennsylvania Tax Free Money Market Fund
MTB Tax Free Money Market Fund
MTB U.S. Government Money Market Fund
MTB U.S. Treasury Money Market Fund


	This Exhibit to the Multiple Class Plan (the "Plan") is hereby adopted by the above-listed portfolios of the Trust ("Funds") on whose behalf it is executed as of the date stated below, pursuant to Sections 2, 3, 4, and 5 of the Plan with regard to the Institutional II Shares of the Funds.

1.  Separate Arrangements

	Distribution Arrangements
	Institutional II Shares are designed for individuals as a convenient means of accumulating an interest in a professionally managed, diversified portfolio of securities.

	Channel/Target Customers
	Institutional II Shares are designed for sale to financial institutions.

	Sales Load
	None

	Fees for Distribution and/or Recordkeeping and Administrative
Services
	Maximum Rule 12b-1 fee: 0.25 of 1% of the average daily net assets of the Institutional II Shares.

	Services Offered to Shareholders
	None

	Shareholder Services Fees
	None

	Minimum Investments
	The minimum initial investment in Institutional II Shares is $1,000,000.

	Voting Rights
	Each Institutional II Share gives the shareholder one vote in Director elections and other matters submitted to shareholders for the entire Trust for vote. All shares of each portfolio or class in the Funds have equal voting rights, except that only shares of a particular portfolio or class are entitled to vote in matters affecting that portfolio or class.

2.	Expense Allocation

	Distribution Fees
	Distribution Fees are allocated equally among Institutional II Shares of each Fund.

	Shareholder Service Fees
	No Shareholder Service Fees are allocated to Institutional II
Shares.



3.	Conversion Features

	Institutional II Shares are not convertible into shares of any other class.

4.	Exchange Features

	Institutional II Shares of any portfolio may be exchanged for Shares of other Funds of the Trust or certain other Funds distributed by Edgewood Services, Inc. pursuant to the conditions described in the appropriate prospectus.


			IN WITNESS WHEREOF, this Class Exhibit has been executed on
behalf of the above-listed portfolios of the Trust by their duly-
authorized officer(s) as of the date(s) set forth below.


MTB GROUP OF FUNDS


By:  /s/ Beth S. Broderick
Name:  Beth S. Broderick
Title:  Vice President
Date:  March 24, 2003